                                                                   EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

  Our audits included the consolidated financial statement schedule of Arthur
J. Gallagher & Co. listed in Item 14(a). This schedule is the responsibility of the Company's management. Our responsibility is to express an opinion based on our audits. In our opinion, with respect to which the date is January 21, 1997, the consolidated financial statement schedule referred to above, when considered in relation to the basic consolidated financial statements taken as a whole, presents fairly in all material respects the information set forth therein.

  We consent to the incorporation by reference in the Registration Statements (Form S-8, No. 33-604 and Form S-8, No. 33-14625) pertaining to the Arthur J. Gallagher & Co. Incentive, United Kingdom Incentive and Nonqualified Stock Option Plans, in the Registration Statement (Form S-8, No. 33-30762) pertaining to the Arthur J. Gallagher & Co. 1988 Nonqualified Stock Option Plan, in the Registration Statements (Form S-8, No. 33-24251 and Form S-8, No. 33-38031) pertaining to the Arthur J. Gallagher & Co. 1988 Incentive and 1988 Nonqualified Stock Option Plans, in the Registration Statement (Form S-8, No. 33-30816) pertaining to the Arthur J. Gallagher & Co. Non-Employee Directors' Stock Option Plan, in the Registration Statements (Form S-8, No. 33-64614 and Form S-8, No. 33-80648) pertaining to the Arthur J. Gallagher & Co. 1988 Incentive, 1988 Nonqualified, and Non-Employee Directors' Stock Option Plans, in the Registration Statement (Form S-8, No. 333-06359) pertaining to the Arthur J. Gallagher & Co. 1988 Nonqualified and Non-Employee Directors' Stock Option Plans, and in the related Prospectuses, of our report dated January 21, 1997 with respect to the consolidated financial statements included herein, and our report included in the preceding paragraph with respect to the consolidated financial statement schedule included in this Annual Report (Form 10-K) of Arthur J. Gallagher & Co.

                                          /s/ Ernst & Young LLP
                                          -------------------------------------
                                          ERNST & YOUNG LLP

Chicago, Illinois
March 21, 1997